UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 29, 2016

DC Industrial Liquidating Trust

(Exact name of registrant as specified in its charter)

Maryland	000-54372	47-7297235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

A letter to the stockholders of DC Industrial Liquidating Trust (“DCILT”) is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 of Form 8-K and the attached Exhibit 99.1 are furnished to the Securities and Exchange Commission (“SEC”), and shall not be deemed to be “filed” with the SEC for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Letter to Unitholders.

Forward-Looking Statement

This Current Report on Form 8-K, including the exhibit furnished herewith, contains certain statements that may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements relate to, without limitation, changes in rent and occupancy, general conditions in our geographic markets, our future debt levels and financial position, our future capital expenditures, future distributions, future dispositions and other developments and trends of the real estate industry. Forward-looking statements are generally identifiable by the use of the words “may,” “will,” “should,” “expect,” “could,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “continue,” “project,” or the negative of these words or other comparable terminology. These statements are not guarantees of future performance, and they are based upon our current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties.

Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond our control. Although we believe that the expectations reflected in such forward-looking statements are based on reasonable assumptions, our actual results and performance could differ materially from those set forth in the forward-looking statements. Factors that could have a material adverse effect on our operations and future results include, but are not limited to, the ability to find buyers for properties at our expected sales prices, failure to lease our properties, a decrease in value of our properties, difficulties in economic conditions in our geographic markets and industry sector, competition for customers, risks associated with disposition and development of properties, greater than expected liquidation costs or liabilities, environmentally hazardous conditions at our properties and the cost of environmental compliance, the failure to achieve desired tax impact of our transactions, our failure to renew or extend necessary financing, increases in interest rates or unfavorable changes in other financing terms, conflicts of interests arising out of our relationships with our advisor and its affiliates, increases in operating costs or greater than expected capital expenditures, changes in U.S. generally accepted accounting principles, and those risks set forth in DCILT’s Annual Report on Form 10-K for the year ended December 31, 2015. Any of these statements could be inaccurate, and actual events or DCILT’s investments and results of operations could differ materially from those expressed or implied. To the extent that DCILT’s assumptions differ from actual results, DCILT’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DC INDUSTRIAL LIQUIDATING TRUST

August 29, 2016	By:	/s/ THOMAS G. MCGONAGLE
Name: Thomas G. McGonagle
Title: Chief Financial Officer

EXHIBIT INDEX

99.1	Letter to Unitholders.